SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 4, 2014

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On February 4, 2014, Oshkosh Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors has approved an increase of its share repurchase authority.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

(99.1)                Oshkosh Corporation Press Release dated February 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: February 4, 2014	By:	/s/ Bryan J. Blankfield
Bryan J. Blankfield
Executive Vice President, General Counsel
and Secretary

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated February 4, 2014

Exhibit
Number

(99.1)	Oshkosh Corporation Press Release dated February 4, 2014.